UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

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AMBICOM HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Peter Campitiello

Kane Kessler, P.C.

1350 Avenue of the Americas

New York, New York 10019

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PRELIMINARY INFORMATION STATEMENT

SUBJECT TO COMPLETION

AMBICOM HOLDINGS, INC.

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF STOCKHOLDERS June 3, 2014

June [ ], 2014

Dear AmbiCom Holdings, Inc. Stockholders:

This Information Statement is furnished by the Board of Directors (the “Board”) of AmbiCom Holdings, Inc., a Nevada corporation (the “Company”), to holders of record (the “Stockholders”) of the Company’s common stock, $0.008 par value per share (the “Common Stock), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We are writing to advise our Stockholders that, on June 3, 2014, the Board and holders of a majority of the outstanding capital stock of the Company entitled to vote (the “Consenting Stockholders”) approved the Company’s 2014 Equity Incentive Plan (the “Equity Incentive Plan”), acting on written consent in lieu of a special meeting of Stockholders in accordance with Sections 78.315 and 78.320 of the Nevada Revised Statutes (“NRS”) to authorize and approve our Equity Incentive Plan, pursuant to which the Company will reserve for issuance thereunder 10,000,000 shares of the Company’s authorized Common Stock. A copy of the Equity Incentive Plan is attached as Annex A to this Information Statement.

The approval of the Equity Incentive Plan will not become effective until at least 20 calendar days after the initial mailing of this Information Statement (the “Effective Date”).

No action is required by you. The accompanying Information Statement is furnished to inform our Stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act. This Information Statement is being first mailed to you on or about [__________], 2014.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE EQUITY INCENTIVE PLAN. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THIS MATTER UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER, SO NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

By Order of the Board of Directors

/s/ John Hwang
John Hwang
Chief Executive Officer and Director

AMBICOM HOLDINGS, INC.
500 Alder Drive

Milpitas, CA 95035

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PROMULGATED THEREUNDER

INTRODUCTORY STATEMENT

AmbiCom Holdings, Inc. (the “Company”) is a Nevada corporation with principal executive offices located at 400 Alder Drive, Milpitas, CA 95035. Our telephone number is (408) 321-0822. On June 3, 2014, the Company’s Board of Directors (the “Board”), after careful consideration, approved our 2014 Equity Incentive Plan (the “Equity Incentive Plan”), pursuant to which the Company will reserve for issuance thereunder 10,000,000 shares of the Company’s authorized Common Stock. This Information Statement is being sent to holders of record (the “Stockholders”) of the Company’s Common Stock as of June 3, 2014 (the “Record Date”), by the Board to notify them about actions that the Board and Consenting Stockholders, have taken by written consent, in lieu of a special meeting of stockholders. The Required Vote was obtained on June 3, 2014 in accordance with the relevant sections of the Nevada Revised Statutes (“NRS”) and our Articles of Incorporation and our By-laws (the “Charter”).

Section 78.320 of the NRS generally provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes of the Company as herein described, the Board consented to the utilization of, and did in fact obtain, the written consent of the Consenting Stockholders who collectively own shares representing a majority of our Common Stock.

We are not asking you for a proxy and you are requested not to send us a proxy.

Copies of this Information Statement are expected to be mailed on or about June [__], 2014, to the holders of record on the Record Date of our outstanding shares. The matters that are subject to approval of the Stockholders will not be completed until at least 20 calendar days after the initial mailing of this Information Statement. This Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our capital stock held of record and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenting Stockholders

Under Nevada Law, our dissenting Stockholders are not entitled to appraisal rights with respect to the approval of the Equity Incentive Plan, and we will not independently provide our stockholders with any such right.

Information Statement Costs

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

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THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE EQUITY INCENTIVE PLAN. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR SUCH MATTER UNDER APPLICABLE LAW AND THE COMPANY’S ARTICLES OF INCORPORATION, SO NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS ACTION.

FORWARD-LOOKING STATEMENTS

Certain statements included in this Information Statement regarding the Company are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Information Statement will in fact occur. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

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QUESTIONS AND ANSWERS ABOUT THE

EQUITY INCENTIVE PLAN

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Equity Incentive Plan even though your vote is neither required nor requested for the Equity Incentive Plan to become effective.

Q. What will I receive if the Equity Incentive Plan is completed?

A. Nothing.

Q. When do you expect the Equity Incentive Plan to become effective?

A. We expect the Equity Incentive Plan to become effective at least 20 days after this Information Statement has been sent to you.

Q. Why am I not being asked to vote?

A. The holders of a majority of the issued and outstanding shares of the Company’s voting stock have already approved the Equity Incentive Plan pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company's Board of Directors, is sufficient under Nevada law, and no further approval by our shareholders is required.

Q. What do I need to do now?

A. Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

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APPROVAL OF THE COMPANY’S

2014 EQUITY INCENTIVE PLAN

General

Our Equity Incentive Plan was approved by our Board and Consenting Stockholders on June 3, 2014. The Company has reserved a total of 10,000,000 shares of our authorized Common Stock for issuance under the Equity Incentive Plan.

On June 3, 2014, there were 26,061,282 shares of Common Stock, 10,000,000 shares of Series A Convertible Preferred Stock (the “Series A”) and 262,475 shares of Series B Convertible Preferred Stock (the “Series B”) issued and outstanding. Stockholders holding a majority of the outstanding capital stock entitled to vote, executed and delivered a written consent that approved the Equity Incentive Plan. These votes constituted a sufficient number of votes to approve the Equity Incentive Plan under the NRS and the Company’s Articles of Incorporation and By-laws.

The Equity Incentive Plan has been approved by the Consenting Stockholders in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Code, and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Plan by complying with Rule 162(m) of the Code.

Our Board and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Equity Incentive Plan will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the adoption of the Equity Incentive Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future employees.

The following is a brief summary of the Equity Incentive Plan. This summary is qualified in its entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached as Annex A to this Information Statement.

Summary of the 2014 Equity Incentive Plan

The Equity Incentive Plan enables the Board to provide equity-based incentives through grants of Awards to the Company’s present and future employees, directors, consultants and other third party service providers.

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Shares issued under the Equity Incentive Plan through the settlement, assumption or substitution of outstanding Awards or obligations to grant future Awards as a condition of acquiring another entity will not reduce the maximum number of shares of Common Stock reserved for issuance under the Equity Incentive Plan. In addition, the number of shares of Common Stock subject to the Equity Incentive Plan, any number of shares subject to any numerical limit in the Equity Incentive Plan, and the number of shares and terms of any incentive award may be adjusted in the event of any change in our outstanding Common Stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

Administration

The compensation committee of the Board (or such other committee as is designated by the Board, or in the absence of any such committee, the full Board), will administer the Equity Incentive Plan. Subject to the terms of the Equity Incentive Plan, the compensation committee will have complete authority and discretion to determine the terms of Awards under the Equity Incentive Plan.

Stock Options

The Equity Incentive Plan authorizes the grant of Incentive Stock Options and Non-Qualified Stock Options (each an “Option” and collectively “Options”). Options granted under the Equity Incentive Plan entitle the grantee, upon exercise, to purchase a specified number of shares of Common Stock from us at a specified exercise price per share. The administrator of the Equity Incentive Plan will determine the period during which an Option may be exercised, as well as any Option vesting schedule, except that no Option may be exercised more than 10 years after the date of grant. The exercise price for shares of Common Stock covered by an Option cannot be less than the fair market value of the Common Stock on the date of grant. Under the Equity Incentive Plan, a participant may not surrender an Option for the grant of a new Option with a lower exercise price or another Award.

The aggregate fair market value, determined on the date of grant, of shares for which Incentive Stock Options granted under the Equity Incentive Plan become exercisable by a participant during any calendar year shall not exceed $100,000, and any amount in excess of $100,000 shall be treated as Non-Qualified Stock Options. No participant may be granted Incentive Stock Options for greater than 200,000 shares of Common Stock in any calendar year. If an Incentive Stock Option is granted to any employee of the Company who owns more than 10% of the total combined voting securities of the Company, the option price of such Incentive Stock Option shall be at least 110% of the fair market value of the Common Stock on the date of grant, and such Incentive Stock Option shall not be exercisable more than five years after the date of grant.

Reload Stock Options

Any Options may be granted with a reload feature, which reload feature shall only apply where the exercise price of the Option is paid by delivery of Common Stock. Such Reload Options shall provide that the holder of the Option shall receive, contemporaneously with the payment of the exercise price in shares of Common Stock, a Reload Stock Option to purchase that number of shares of Common Stock as were delivered to pay the exercise price of the Option, and, with respect to Non-Qualified Stock Options, the number of shares of Common Stock used to satisfy any applicable withholding taxes.

SARs

Concurrently with the award of any Option, the administrator of the Equity Incentive Plan may award to the Option holder a related SAR, which permits the Option holder to be paid the appreciation on the related Option in lieu of exercising the Option. All SARs with respect to Incentive Stock Options must be granted together with the related Option. Any SARs with respect to Non-Qualified Stock Options may be granted together or separately from the related Option. SARs may be exercised only for such period of time as the underlying Options are exercisable, in no event more than 10 years from the date of grant. If any SAR is exercised by the holder of the SAR, the underlying Option shall be cancelled, and the shares of Common Stock underlying such Option shall no longer be available for Awards under the Equity Incentive Plan.

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Restricted Stock Awards

The Equity Incentive Plan also authorizes the grant of Restricted Stock Awards on terms and conditions established by the Board, which may include performance conditions. The terms and conditions will include the designation of a restriction period during which the shares are not transferable and are subject to forfeiture.

Change in Control

The administrator of the Equity Incentive Plan may make provisions in Awards with respect to a change in control. Under the Equity Incentive Plan, in the event of a change of control and absent any terms to the contrary in an Award, the Board may take such actions to provide for one or more of: (a) accelerating the vesting of any or all Awards; (b) assuming or substituting any or all outstanding Awards; and (c) cashing out any or all outstanding Awards immediately before the change in control.

Duration, Amendment and Termination

The administrator of the Equity Incentive Plan may suspend or terminate the Equity Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Equity Incentive Plan will terminate on the tenth anniversary of its effective date. The administrator may also amend the Equity Incentive Plan at any time. No change may be made that increases the total number of shares of Common Stock reserved for issuance pursuant to Awards or reduces the minimum exercise price for options or exchange of options for other Awards, unless such change is authorized by our stockholders. A termination or amendment of the Equity Incentive Plan will not, without the consent of the participant, adversely affect a participant’s rights under a previously granted Award.

Restrictions on Transfer

Except as otherwise permitted by the administrator of the Equity Incentive Plan and provided in the Award, Awards may not be transferred or exercised by another person except by will or by the laws of descent and distribution.

Federal Income Tax Information

The following is a general summary of the current federal income tax treatment of Awards, which are authorized to be granted under the Equity Incentive Plan, based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and regulations promulgated thereunder. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, this discussion does not address the tax consequences under applicable state and local law.

Incentive Stock Options

A participant will not recognize income on the grant or exercise of an Incentive Stock Option. However, the difference between the exercise price and the fair market value of the Common Stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of an Incentive Stock Option in the same manner as on the exercise of a Non-Qualified Stock Option, as described below. The general rule is that gain or loss from the sale or exchange of shares of Common Stock acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

Non-Qualified Stock Options

A participant generally is not required to recognize income on the grant of a Non-Qualified Stock Option, a stock appreciation right, restricted stock units, a performance grant, or a stock award. Instead, ordinary income generally is required to be recognized on the date the Non-Qualified Stock Option or stock appreciation right is exercised, or in the case of restricted stock units, performance grants, and stock awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the incentive award. In general, the amount of ordinary income required to be recognized is, (a) in the case of a Non-Qualified Stock Option, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price, (b) in the case of a stock appreciation right, the amount of cash and/or the fair market value of any shares received upon exercise plus the amount of taxes withheld from such amounts, and (c) in the case of restricted stock units, performance grants, and stock awards, the amount of cash and/or the fair market value of any shares received in respect thereof, plus the amount of taxes withheld from such amounts.

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Gain or Loss on Sale or Exchange of Shares

In general, gain or loss from the sale or exchange of shares of Common Stock granted or awarded under the Equity Incentive Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an incentive stock option (a “disqualifying disposition”), a participant generally will be required to recognize ordinary income upon such disposition.

Deductibility by Company

The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, we will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Non-Qualified Stock Option (including an Incentive Stock Option that is treated as a Non-Qualified Stock Option), a stock appreciation right, restricted stock, restricted stock units, performance grants, and stock awards, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by a participant, provided that certain income tax reporting requirements are satisfied.

Parachute Payments

Where payments to certain employees that are contingent on a change in control exceed limits specified in the Code, the employee generally is liable for a 20 percent excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. The Compensation Committee may make awards as to which the vesting thereof is accelerated by a change in control of the Company. Such accelerated vesting would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered with respect to certain Company employees.

Performance-Based Compensation

Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives (generally the five highest paid officers) to the extent the amount paid to an executive exceeds $1 million for the taxable year. The Equity Incentive Plan has been designed to allow the Compensation Committee to grant stock options, stock appreciation rights, restricted stock, restricted stock units, and performance grants that qualify under an exception to the deduction limit of Section 162(m) for performance-based compensation.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by or paid to (i) each individual serving as our principal executive officer during our last completed fiscal year; and (ii) each other individual that served as an executive officer at the conclusion of the fiscal years ended July 31, 2013 and who received in excess of $100,000 in the form of salary and bonus during such fiscal year (collectively, the Named Executives).

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Name & Principal Position	Year	Salary (a)	Bonus	Restricted Stock Awards	Option Awards (b)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total

John Hwang, Chief Executive	2013	$250,000	$59,000	-	-	$-	$-	$309,000
Officer	2012	$240,000	$-	-	-	$-	$-	$240,000

Compensation Policy: Our Company’s executive compensation plan is based on attracting and retaining qualified professionals who possess the skills and leadership necessary to enable our Company to achieve earnings and profitability growth to satisfy our stockholders. Therefore, we must create incentives for these executives to achieve both Company and individual performance objectives through the use of performance-based compensation programs. No one component is considered by itself, but all forms of the compensation package are considered in total. Wherever possible, objective measurements will be utilized to quantify performance, but many subjective factors still come into play when determining performance.

Compensation Components: As an early-stage development company, the main elements of our compensation package consist of base salary, stock options and bonuses.

Base Salary: As we continue to grow and financial conditions improve, these base salaries, stock options, and bonuses will be reviewed for possible adjustments. Base salary adjustments will be based on both individual and Company performance and will include both objective and subjective criteria specific to each executive’s role and responsibility with the Company.

COMPENSATION OF DIRECTORS

At this time, directors receive no remuneration for their services as directors of the Company, nor does the Company reimburse directors for expenses incurred in their service to the Board of Directors. The Company does not expect to pay any fees to its directors for the 2014 fiscal year.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

On January 15, 2010, the Company entered into employment agreements with its two executive officers, John Hwang and Kenneth Cheng.

Each employment agreement provides for a three year term with minimum annual base salary of $240,000. Under the agreement, they will be subject to customary non-competition and employee non-solicitation restrictions while they are employed by the Company and for a period of 2 year(s) thereafter.

On August 30, 2011, Kenneth Cheng resigned as the Company’s President, a member of the Board of Directors, and all other positions with the Company’s subsidiaries.

Directors, Executive Officers, Promoters and Control Persons, Conflicts of Interest

No retirement, pension, profit sharing, or insurance programs

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Security Ownership of Principal Stockholders, Directors, and Officers

The following table summarizes certain information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of outstanding Common Stock as of June 3, 2014 by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of our directors, (iii) each of our named executive officers (as defined in Item 403(a) of Regulation S-K under the Securities Act), and (iv) all executive officers and directors as a group. Except as indicated in the footnotes below, the security and stockholders listed below possess sole voting and investment power with respect to their shares.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Owner	Percent of Class (2)
Veloxum Corp. (3)	13,100,437	50.4%

John Hwang (4)(5)	20,625,000	44.9%

Robert Radoff	212,500	*

All Directors and Executive Officers as a Group (3 persons)	33,337,937	73.7%

* Less than one percent (1%)

(1) "Beneficial Owner" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares, underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) For each shareholder, the calculation of percentage of beneficial ownership is based upon 26,061,287 shares of Common Stock outstanding as of June 3, 2014, and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

(3) Kevin Cornell, the Registrant’s President, holds voting control over the shares held by Veloxum Corp., but disavows beneficial ownership.

(4)  Does not include 173,286 shares of Common stock held beneficially by family members.

(5) Includes 10,000,000 shares of Series A Convertible Preferred Stock which votes at the rate of two votes per share.

Changes in Control

There are no existing arrangements that may result in a change in control of the Company.

Anti-Takeover Effects of the Proposed Amendment

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. Although the Company has no intent or plan to employ the Equity Incentive Plan as an anti-takeover device, it is possible that management could use the securities underlying the Equity Incentive Plan to resist or frustrate a third-party transaction.  For example, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. This, together with other anti-takeover provisions in our charter documents and provided by Nevada law, could potentially limit the opportunity for the Company’s stockholders to dispose of their stock at a premium.

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The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual, quarterly, current and other reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at www.sec.gov. You may also read and copy any document we file with the SEC at its public reference room by writing to the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-800-SEC-0330 for further information on the operations of the public reference facilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Information Statement on Schedule 14C to be signed on its behalf by the undersigned duly authorized.

Dated: June [__], 2014	AMBICOM HOLDINGS, INC.

	By:	/s/ John S. Hwang
Name: John S. Hwang
Title: Chief Executive Officer

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AMBICOM HOLDINGS, INC.

2014 EQUITY INCENTIVE PLAN

1. Purpose. The purpose of this Equity Incentive Plan (the “Plan”) is to advance the interests of AmbiCom Holdings, Inc. (the “Company”) and its Affiliates (as defined below) by inducing eligible individuals of outstanding ability and potential to join and remain with, or to provide consulting or advisory services to, the Company or its Affiliates, by encouraging and enabling eligible employees, Directors (as defined below), consultants, and advisors to acquire proprietary interests in the Company, and by providing participating eligible employees, Directors, consultants, and advisors with an additional incentive to promote the success of the Company. These purposes are accomplished by providing for the granting of Incentive Stock Options, Nonqualified Stock Options, Reload Options, Stock Appreciation Rights, and Restricted Stock (all as defined below) to eligible employees, Directors, consultants, and advisors.

2. Definitions. As used in the Plan, the following terms have the meanings indicated:

(a) “Affiliate” means a “parent corporation” or a “subsidiary corporation” (as set forth in Code Sections 424(e) and 424(f), respectively) of the Company.

(b) “Applicable Withholding Taxes” means the aggregate minimum amount of federal, state, local, and foreign income, payroll, and other taxes that an Employer is required to withhold in connection with the grant, vesting, or exercise of any Award.

(c) “Award” means an Incentive Stock Option, a Nonqualified Stock Option, a Reload Option, a Stock Appreciation Right, or Restricted Stock.

(d) “Beneficiary” means the person or entity designated by the Participant, in a form approved by the Company, to exercise the Participant’s rights with respect to an Award after the Participant’s death. If the Participant does not validly designate a Beneficiary, or if the designated person no longer exists, then the Participant’s Beneficiary shall be his or her estate.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” shall have the same meaning given to such term (or other term of similar meaning) in an Employment Agreement for purposes of termination of employment under such agreement, and in the absence of any such agreement or if such agreement does not include a definition of “Cause” (or other term of similar meaning), the term “Cause” shall mean (i) any material breach by the Participant of any agreement to which the Participant and the Company or an Affiliate are parties, (ii) any continuing act or omission to act by the Participant which may have a material and adverse effect on the Company’s business or on the Participant’s ability to perform services for the Company or an Affiliate, including, without limitation, the commission of any crime (other than minor traffic violations), or (iii) any material misconduct or material neglect of duties by the Participant in connection with the business or affairs of the Company or an Affiliate.

(g) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award agreement, any Employment Agreement or in a written contract of service, the occurrence of any of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any such person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (2) any acquisition directly from the Company, including, without limitation, a public offering of securities, (3) any acquisition by the Company, (4) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (5) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2(x)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a liquidation or dissolution of the Company.

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this paragraph (g) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of incumbent Directors. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any rulings or regulations promulgated thereunder.

(i) “Committee” means the Board, the Compensation Committee of the Board, or such other committee of the Board as the Board appoints to administer the Plan; provided, however, that should Section 162(m) of the Code and Section 16 of the Securities Exchange Act of 1934 apply to Awards under the Plan, if any member of the Committee does not qualify as both an “outside director” for purposes of Code Section 162(m) and a “non-employee director” for purposes of Rule 16b-3, the remaining members of the Committee (but not less than two members) shall be constituted as a subcommittee of the Committee to act as the Committee for purposes of the Plan.

(j) “Commission” means the U.S. Securities and Exchange Commission.

(k) “Company” means AmbiCom Holdings, Inc., a Nevada corporation, and its subsidiaries.

(l) “Company Stock” means common stock, par value $0.008 per share, of the Company. In the event of a change in the capital structure of the Company affecting the common stock (as provided in Section 14), the shares resulting from such a change in the common stock shall be deemed to be Company Stock within the meaning of the Plan.

(m) “Date of Grant” means the date on which the Committee grants an Award, or such future date as may be determined by the Committee.

(n) “Disability” means a disability within the meaning of Code Section 22(e)(3).

(o) “Employer” means the Company and each Affiliate that employs one or more Participants.

(p) “Employment Agreement” means any written employment or other similar agreement between the Participant and the Company or an Affiliate.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value” means on any given date the fair market value of Company Stock as of such date, as determined by the Committee. If the Company Stock is listed on a national securities exchange or traded on the over-the-counter market, Fair Market Value means the closing selling price or, if not available, the closing bid price or, if not available, the high bid price of the Company Stock quoted on such exchange, or on the over-the-counter market as reported by the NASDAQ Stock Market (“NASDAQ”), or if the Company Stock is not listed on NASDAQ, then by the National Quotation Bureau, Incorporated, on the day immediately preceding the day on which the Award is granted or exercised, as the case may be, or, if there is no selling or bid price on that day, the closing selling price, closing bid price, or high bid price on the most recent day which precedes that day and for which such prices are available.

(s) “Incentive Stock Option” means an Option that qualifies for favorable income tax treatment under Code Section 422.

(t) “Mature Shares” means shares of Company Stock for which the shareholder has good title, free and clear of all liens and encumbrances.

(u) “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

(v) “Option” means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

(w) “Outside Director” means a member of the Board who is not an employee of, or a consultant or advisor to, the Company or an Affiliate as of the Date of Grant.

(x) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(y) “Participant” means any employee, Director, consultant, or advisor (including independent contractors, professional advisors, and service providers) of the Company or an Affiliate who receives an Award under the Plan.

(z) “Restricted Stock” means Company Stock awarded under Section 9 of the Plan.

(aa) “Reload Option” means a reload option grant made in accordance with Section 7 of the Plan.

(bb) “Rule 16b-3” means Rule 16b-3 of the Commission promulgated under the Exchange Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 enacted after the effective date of the Plan’s adoption.

(cc)  “Securities Act” means the Securities Act of 1933, as amended.

(dd) “Stock Appreciation Right” means a right to receive amounts awarded under Section 8.

3. Stock. Subject to Section 14 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 5,000,000 shares of Company Stock, which may be authorized but unissued shares, or shares held in the Company’s treasury, or shares purchased from stockholders expressly for use under the Plan. In addition, shares allocable to Awards granted under the Plan that expire, are forfeited, are cancelled without the delivery of the shares, or otherwise terminate unexercised, may again be available for Awards under the Plan. For purposes of determining the number of shares that are available for Awards under the Plan, the number shall also include the number of shares surrendered by a Participant actually or by attestation or retained by the Company in payment of Applicable Withholding Taxes, and any Mature Shares surrendered by a Participant upon exercise of an Option or in payment of Applicable Withholding Taxes. Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of an Employer acquiring another entity shall not reduce the maximum number of shares available for delivery under the Plan.

4. Eligibility. Subject to the terms of the Plan, the Committee shall have the power and complete discretion, as provided in Section 13, to select eligible employees, Directors, consultants, and advisors to receive an Award under the Plan; provided, however, that any Award shall be subject to the following terms and conditions:

(a) Only those individuals who are employees (including officers) of the Company or an Affiliate at the Date of Grant shall be eligible to receive an Incentive Stock Option under the Plan.

(b) All employees (including officers) and Directors of, or consultants and advisors to, either the Company or an Affiliate at the Date of Grant shall be eligible to receive Nonqualified Stock Options, Stock Appreciation Rights, and Restricted Stock; provided, however, that Nonqualified Stock Options, Stock Appreciation Rights, and Restricted Stock may not be granted to any such consultants and advisors unless (i) bona fide services have been or are to be rendered by such consultant or advisor and (ii) such services are not in connection with the offer or sale of securities in a capital raising transaction.

(c) Anything herein to the contrary notwithstanding, any recipient of an Award under the Plan must be includable in the definition of “employee” provided in the general instructions to Form S-8 Registration Statement under the Securities Act.

(d) The grant of an Award shall not obligate an Employer to pay any employee, Director, consultant, or advisor any particular amount of remuneration, to continue the employment of the employee or engagement of the Director, consultant, or advisor after the grant, or to make further grants to the employee, Director, consultant, or advisor at any time thereafter.

5. Stock Options.

(a) The Committee may make grants of Options to Participants. Except as otherwise provided herein, the Committee shall determine the number of shares for which Options are granted, the Option exercise price per share, whether the Options are Incentive Stock Options or Nonqualified Stock Options, and any other terms and conditions to which the Options are subject.

(b) The exercise price of shares of Company Stock covered by an Option shall be not less than 100 percent of the Fair Market Value of Company Stock on the Date of Grant. Except as provided in Section 14, (i) the exercise price of an Option may not be decreased after the Date of Grant and (ii) a Participant may not surrender an Option in consideration for the grant of a new Option with a lower exercise price or another Award.

(c) All Options granted hereunder shall be subject to the following terms and conditions:

(i) All Options shall be evidenced by a written stock option agreement (the “Stock Option Agreement”) setting forth all the relevant terms of the Award.

(ii) No Option shall be exercisable more than 10 years after the Date of Grant.

(iii) The aggregate Fair Market Value, determined at the Date of Grant, of shares for which Incentive Stock Options become exercisable by a Participant during any calendar year shall not exceed $100,000 and any amount in excess of $100,000 shall be treated as a Non-Qualified Stock Option. The maximum aggregate number of shares for which Incentive Stock Options may be issued under the Plan to any Participant in any calendar year shall be 200,000.

(iv) If an Incentive Stock Option is granted to an employee who owns, at the Date of Grant, more than 10 percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then (A) the option price of the shares subject to the Incentive Stock Option shall be at least 110% of the Fair Market Value of the Company Stock at the Date of Grant and (B) such Incentive Stock Option shall not be exercisable after the expiration of 5 years from the Date of Grant.

(v) Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided in any Employment Agreement or as provided by the Committee in the grant of an Option and set forth in or incorporated into the Stock Option Agreement: (A) if the employment of an employee by, or the services of an Director for, or consultant or advisor to, the Company or an Affiliate should be terminated for Cause or terminated voluntarily by the grantee, then any outstanding Option shall terminate immediately, (B) if such employment or services terminates for any other reason, any such Option exercisable as of the date of termination may be exercised at any time within three months of termination. For purposes of this subsection, (y) the retirement of an individual either pursuant to a pension or retirement plan maintained by the Company or an Affiliate or at the applicable normal retirement date prescribed from time to time by the Company shall be deemed to be termination of the individual’s employment other than voluntarily or for Cause, and (z) an individual who leaves the employ or services of the Company or an Affiliate to become an employee or Director of, or a consultant or advisor to, an entity that has assumed the Option as a result of a corporate reorganization or the like shall not be considered to have terminated employment or services.

(vi) Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided in any Employment Agreement or as provided by the Committee in the grant of an Option and set forth in or incorporated into the Stock Option Agreement, if the holder of an Option under the Plan ceases employment or services because of Disability while employed by, or while serving as an Director for or a consultant or advisor to, the Company or an Affiliate, then such Option may, subject to the provisions of subsection (viii) below, be exercised at any time within one year after the termination of employment or services due to the Disability.

(vii) Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided in any Employment Agreement or as provided by the Committee in the grant of an Option and set forth in or incorporated into the Stock Option Agreement, if the holder of an Option under the Plan dies (A) while employed by, or while serving as an Director for or a consultant or advisor to, the Company or an Affiliate, or (B) within three months after the termination of employment or services other than voluntarily by the grantee or for Cause, then such Option may, subject to the provisions of subsection (viii) below, be exercised by the Participant’s Beneficiary at any time within one year after the Participant’s death.

(viii) An Option may not be exercised after termination of employment, termination of directorship, termination of consulting or advisory services, Disability or death except to the extent that the holder was entitled to exercise the Option at the time of such termination or as otherwise provided in a currently effective written Employment Agreement, consulting agreement or other related agreement executed between the Company and the employee, Director or consultant or advisor, and in any event may not be exercised after the expiration of the Option in accordance with the terms of the grant.

(ix) The employment relationship of an employee of the Company or an Affiliate shall be treated as continuing intact while the employee is on military or sick leave or other bona fide leave of absence if such leave does not exceed 90 days or, if longer, so long as the employee’s right to reemployment is guaranteed either by statute or by contract.

(d) The holder of any Option granted under the Plan shall have none of the rights of a stockholder with respect to the shares covered by the Option until such stock shall be transferred to the holder upon the exercise of the Option.

6. Grants to Directors. Awards, other than Incentive Stock Options, may be made to Directors. The Committee shall have the power and complete discretion to select Directors to receive Awards. The Committee shall have the complete discretion, under provisions consistent with Section 13, to determine the terms and conditions, the nature of the Award and the number of shares to be allocated as part of each Award for each Director. The grant of an Award shall not obligate the Company to make further grants to the Director at any time thereafter or to retain any person as a director for any period of time.

7. Reload Options. The Committee may grant Options with a reload feature. A reload feature shall only apply when the exercise price is paid by delivery of Company Stock in accordance with Section 10. The Stock Option Agreement for the Option containing the reload feature shall provide that the holder of the Option shall receive, contemporaneously with the payment of the exercise price in shares of Company Stock, a Reload Option to purchase that number of shares of Company Stock equal to the sum of (i) the number of shares used to exercise the Option, and (ii) with respect to Nonqualified Stock Options, the number of shares used to satisfy Applicable Withholding Taxes. The terms of the Plan applicable to the Option shall be equally applicable to the Reload Option with the following exceptions: the option price per share of Company Stock deliverable upon the exercise of the Reload Option (i) in the case of a Reload Option that is an Incentive Stock Option being granted to a Participant who owns more than 10 percent of the total combined voting power of all classes of stock of the Company or an Affiliate, shall be 110% of the Fair Market Value of a share of Company Stock on the Date of Grant of the Reload Option, and (ii) in the case of a Reload Option which is an Incentive Stock Option being granted to any other Participant, or which is a Nonqualified Stock Option, shall be the Fair Market Value of a share of Company Stock on the Date of Grant of the Reload Option. The term of the Reload Option shall be the same as the Option which gave rise to the Reload Option. If the exercise price of an Option containing a reload feature is paid in cash and not in shares of Company Stock, the reload feature shall have no application with respect to such exercise.

8. Stock Appreciation Rights. Concurrently with the award of any Option to purchase one or more shares of Company Stock, the Committee may, in its sole discretion, award to the optionee with respect to each share of Company Stock covered by an Option a related Stock Appreciation Right, which permits the optionee to be paid the appreciation on the related Option in lieu of exercising the Option. The Committee shall establish as to each award of Stock Appreciation Rights the terms and conditions to which the Stock Appreciation Rights are subject; provided, however, that the following terms and conditions shall apply to all Stock Appreciation Rights:

(a) A Stock Appreciation Right granted with respect to an Incentive Stock Option must be granted together with the related Option. A Stock Appreciation Right granted with respect to a Nonqualified Stock Option may be granted together with the grant of the related Option.

(b) A Stock Appreciation Right shall entitle the Participant, upon exercise of the Stock Appreciation Right, to receive in exchange an amount equal to the excess of (i) the Fair Market Value on the date of exercise of Company Stock covered by the surrendered Stock Appreciation Right over (ii) the Fair Market Value of Company Stock on the Date of Grant of the Stock Appreciation Right. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of a Stock Appreciation Right.

(c) A Stock Appreciation Right may be exercised only if and to the extent the underlying Option is exercisable, and a Stock Appreciation Right may not be exercisable in any event more than 10 years after the Date of Grant.

(d) A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of Company Stock covered by the Stock Appreciation Right exceeds the Fair Market Value of Company Stock on the Date of Grant of the Stock Appreciation Right. The Stock Appreciation Right may provide for payment in Company Stock or cash, or a fixed combination of Company Stock and cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised.

(e) To the extent a Stock Appreciation Right is exercised, the underlying Option shall be cancelled, and the shares of Company Stock represented by the Option shall no longer be available for Awards under the Plan.

9. Restricted Stock Awards.

(a) The Committee may make grants of Restricted Stock to a Participant. The Committee shall establish as to each award of Restricted Stock the terms and conditions to which the Restricted Stock is subject, including the period of time before which all restrictions shall lapse and the Participant shall have full ownership of the Company Stock. The Committee in its discretion may award Restricted Stock without cash consideration. All Restricted Stock Awards shall be evidenced by a Restricted Stock Agreement setting forth all the relevant terms of the Award.

(b) Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions have lapsed or been removed. Certificates representing Restricted Stock shall be held by the Company until the restrictions lapse, and the Participant shall provide the Company with appropriate stock powers endorsed in blank.

10. Method of Exercise of Options.

(a) Options may be exercised by the Participant (or his or her legal guardian or personal representative) by giving written notice of the exercise to the Company at its principal office (attention of the Corporate Secretary) pursuant to procedures established by the Company. The notice shall state the number of shares the Participant has elected to purchase under the Option. Such notice shall be accompanied, or followed within 10 days of delivery thereof, by payment of the full exercise price of such shares. The exercise price may be paid in cash by means of a check payable to the order of the Company or, if the terms of an Option permit, (i) by delivery or attestation of Mature Shares (valued at their Fair Market Value) in satisfaction of all or any part of the exercise price, (ii) by delivery of a properly executed exercise notice with irrevocable instructions to a broker to deliver to the Company the amount necessary to pay the exercise price from the sale or proceeds of a loan from the broker with respect to the sale of Company Stock or a broker loan secured by the Company Stock, (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination of (i) through (iii) hereof.

(b) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act, the notice of exercise shall be accompanied by a representation or agreement of the individual or entity exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with any such act.

(c) The Company shall not be obligated to deliver any Company Stock until the shares have been listed on each securities exchange or market on which the Company Stock may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

11. Tax Withholding. Each Participant shall agree as a condition of receiving an Award payable in the form of Company Stock to pay to the Employer, or make arrangements satisfactory to the Employer regarding the payment to the Employer of, Applicable Withholding Taxes. Under procedures established by the Committee or its delegate, a Participant may elect to satisfy Applicable Withholding Taxes by (i) making a cash payment or authorizing additional withholding from cash compensation, (ii) delivering Mature Shares (valued at their Fair Market Value), or (iii) if the applicable Stock Option Agreement or Restricted Stock Agreement permits, having the Company retain that number of shares of Company Stock (valued at their Fair Market Value) that would satisfy all or a specified portion of the Applicable Withholding Taxes.

12. Transferability of Awards. Awards shall not be transferable except by will or by the laws of descent and distribution.

13. Administration of the Plan.

(a) The Committee shall administer the Plan. Subject to the terms and conditions set forth in the Plan, the Committee shall have general authority to impose any term, limitation, or condition upon an Award that the Committee deems appropriate to achieve the objectives of the Award and of the Plan. The Committee may adopt rules and regulations for carrying out the Plan with respect to Participants and Beneficiaries. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive as to any Participant or Beneficiary.

(b) The Committee shall have the power to amend the terms and conditions of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code or of other securities laws applicable to the Award.

(c) The Committee shall have the power and complete discretion (i) to delegate to any individual, or to any group of individuals employed by the Company or any Affiliate, the authority to grant Awards under the Plan and (ii) to determine the terms and limitations of any delegation of authority; provided, however, that the Committee may not delegate power and discretion to the extent such action would cause noncompliance with, or the imposition of penalties, excise taxes, or other sanctions under, applicable corporate law, Rule 16b-3, Code Section 162(m) or 409A, or any other applicable securities or tax law.

(d) The Committee shall have the power to include one or more provisions in the terms of Award grants to provide for the cancellation of an outstanding Award in the event the Participant violates any agreement or other obligation dealing with non-competition, non-solicitation or protection of the Company’s confidential information.

14.	Change in Capital Structure; Change of Control.

(a) Change in Capital Structure. In the event of a stock dividend, stock split, or combination of shares, share exchange, share distribution, recapitalization or merger in which the Company is the surviving corporation, a spin-off or split-off of a subsidiary or Affiliate, or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options, or warrants for the purchase of common stock or preferred stock of the Company), the aggregate number and kind of shares of stock or securities of the Company to be subject to the Plan and to Awards then outstanding or to be granted, the maximum number of shares or securities which may be delivered under the Plan under Sections 3, 5(b), or 8, the per share exercise price of Options, the terms of Awards, and other relevant provisions shall be proportionately and appropriately adjusted by the Committee in its discretion, and the determination of the Committee shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately and in a nondiscriminatory manner the number of shares covered by the Option so as to eliminate the fractional shares.

(b) Effect of Change in Control on Options and Stock Appreciation Rights. Subject to the terms of any Employment Agreement, the Committee may provide in an Award agreement for, or in the event of a Change in Control may take such actions as it deems appropriate to provide for, any one or more of the following:

(i) Accelerated Vesting. The Committee may provide for the acceleration of the exercisability and vesting in connection with a Change in Control of any or all outstanding Options and Stock Appreciation Rights and shares acquired upon the exercise thereof upon such conditions, including termination of the Participant’s service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

(ii) Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under any or all outstanding Options and Stock Appreciation Rights or substitute for any or all outstanding Options and Stock Appreciation Rights substantially equivalent options and stock appreciation rights (as the case may be) for the Acquiror’s stock. Any Options or Stock Appreciation Rights which are neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(iii) Cash-Out. The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or Stock Appreciation Right outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Company Stock subject to such canceled Option or Stock Appreciation Right in (A) cash, (B) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (C) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Company Stock in the Change in Control over the exercise price per share under such Option or Stock Appreciation Right (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portion (and unvested portion, if so determined by the Committee) of their canceled Options and Stock Appreciation Rights as soon as practicable following the date of the Change in Control.

(iv) Effect of Change in Control on Restricted Stock Awards. The Committee may provide for the acceleration of the vesting of the shares subject to the Restricted Stock Award upon such conditions, including termination of the Participant’s services to the Company prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

15. Effective Date. The effective date of the Plan is May __, 2014. The Plan shall be submitted to the shareholders of the Company for approval. Until (i) the Plan has been approved by the Company’s shareholders, and (ii) the requirements of any applicable federal or state securities laws have been met, no Restricted Stock shall be awarded, and no Option shall be granted or exercisable, that is not contingent on these events.

16. Termination, Modification. If not sooner terminated by the Board, this Plan shall terminate at the close of business on [_______ __], 2024. No Awards shall be made under the Plan after its termination. The Board may amend or terminate the Plan as it shall deem advisable; provided, however, that no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 14), or reduces the minimum exercise price for Options, or exchanges an Option for another Award, unless such change is authorized by the shareholders of the Company. Except as otherwise specifically provided herein, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Award previously granted to him or her.

17. American Jobs Creation Act of 2004.

(a) It is intended that the Plan comply in all applicable respects with Code Sections 409A(a)(2) through (4), as it may be amended from time to time, and any rulings, regulations, or other guidelines promulgated under either or both statutes (such statutes, rulings, regulations and other guidelines to be referred to collectively herein as “Section 409A”). This Plan, and any amendments thereto, shall therefore be interpreted and implemented at all times so as to (i) ensure compliance with Section 409A and (ii) avoid any penalty or early taxation of any payment or benefit under the Plan.

(b) Anything herein to the contrary notwithstanding, the Board shall approve and implement such amendments as it deems necessary or desirable to ensure compliance with Section 409A and to avoid any penalty or early taxation of any payment or benefit under this Plan; provided, however, that no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 14), or reduces the minimum exercise price for Options, or exchanges an Option for another Award, unless such change is authorized by the shareholders of the Company. No such amendment shall require the consent of any Participant.

18. Interpretation and Venue. Except to the extent preempted by applicable federal law, the terms of this Plan shall be governed by the laws of the State of Nevada without regard to its conflict of laws rules.